UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) — May 4, 2016
ASSURED GUARANTY LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-32141	98-0429991
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Assured Guaranty Ltd.
30 Woodbourne Avenue
Hamilton HM 08
Bermuda
(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 279-5700
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Item 5.07     Submission of Matters to a Vote of Security Holders

Assured Guaranty Ltd. convened its annual general meeting of shareholders on May 4, 2016, pursuant to notice duly given. The matters voted upon at the meeting and the results of such voting are set forth below:

1.	Election of Directors
	1a)	Francis L. Borges
		For	Against	Abstain	Broker Non-Votes
		121,590,286	72,480	62,865	7,513,610
	1b)	G. Lawrence Buhl
		For	Against	Abstain	Broker Non-Votes
		120,440,153	1,222,612	62,866	7,513,610
	1c)	Dominic J. Frederico
		For	Against	Abstain	Broker Non-Votes
		121,598,856	63,926	62,849	7,513,610
	1d)	Bonnie L. Howard
		For	Against	Abstain	Broker Non-Votes
		120,303,205	1,359,895	62,531	7,513,610
	1e)	Thomas W. Jones
		For	Against	Abstain	Broker Non-Votes
		121,603,336	58,929	63,366	7,513,610
	1f)	Patrick W. Kenny
		For	Against	Abstain	Broker Non-Votes
		119,114,742	2,547,525	63,364	7,513,610
	1g)	Alan J. Kreczko
		For	Against	Abstain	Broker Non-Votes
		121,601,499	60,767	63,365	7,513,610
	1h)	Simon W. Leathes
		For	Against	Abstain	Broker Non-Votes
		121,602,091	60,675	62,865	7,513,610
	1i)	Michael T. O'Kane
		For	Against	Abstain	Broker Non-Votes
		121,575,678	85,941	64,012	7,513,610
	1j)	Yukiko Omura
		For	Against	Abstain	Broker Non-Votes
		121,494,642	168,456	62,533	7,513,610
2.	To approve, on an advisory basis, the compensation paid to the Company's named executive officers.
		For	Against	Abstain	Broker Non-Votes
		119,368,639	2,253,223	103,769	7,513,610
3.
To appoint PricewaterhouseCoopers LLP ("PwC") as the Company's independent auditor for the fiscal year ending December 31, 2016, and to authorize the Board of Directors, acting through its Audit Committee, to set the fees of the independent auditor.

		For	Against	Abstain
		127,804,150	1,350,757	84,334

4A.	To authorize the Company to vote for directors of our subsidiary, Assured Guaranty Re Ltd. ("AG Re"):
	4aa.	Howard W. Albert
		For	Against	Abstain	Broker Non-Votes
		121,215,191	429,688	80,752	7,513,610
	4ab.	Robert A. Bailenson
		For	Against	Abstain	Broker Non-Votes
		121,261,965	397,588	66,078	7,513,610
	4ac.	Russell B. Brewer II
		For	Against	Abstain	Broker Non-Votes
		121,262,450	398,104	65,077	7,513,610
	4ad.	Gary Burnet
		For	Against	Abstain	Broker Non-Votes
		121,261,765	397,789	66,077	7,513,610
	4ae.	Stephen Donnarumma
		For	Against	Abstain	Broker Non-Votes
		121,226,343	417,935	81,353	7,513,610
	4af.	Dominic J. Frederico
		For	Against	Abstain	Broker Non-Votes
		121,255,121	404,948	65,562	7,513,610
	4ag.	James M. Michener
		For	Against	Abstain	Broker Non-Votes
		121,259,724	399,329	66,578	7,513,610
4B.	To authorize the Company to appoint PwC as AG Re's independent auditor for the fiscal year ending December 31, 2016.
		For	Against	Abstain
		127,815,447	1,336,527	87,267

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASSURED GUARANTY LTD.

By:	/s/ James M. Michener
Name: James M. Michener
Title: General Counsel

DATE: May 9, 2016